Exhibit 10


                              UNOFFICIAL COMMITTEE
                                       OF
                        WILSHIRE FINANCIAL SERVICES GROUP
                               SENIOR NOTEHOLDERS


                                November 23, 1998



CONFIDENTIAL

Wilshire Financial Services Group Inc.
1776 SW Madison Street
Portland, OR 97205

          Re:
Wilshire Financial Services Group Inc.
--------------------------------------


Ladies/Gentlemen:

          This letter is submitted by the signatories hereto, who comprise the Unofficial Committee of Senior Noteholders of Wilshire Financial Services Group Inc., a Delaware corporation ("WFSG" or the "Company"), in our capacity as holders or representatives of a majority of the 13% Notes due 2004 of WFSG (the "Majority Noteholders") issued pursuant to an indenture, dated as of December 24, 1996, between WFSG and Bankers Trust Company, a New York banking corporation, as trustee (the "13% Notes") and the 13% Series B Notes due 2004 issued pursuant to an indenture, dated as of August 15, 1997, between WFSG and Bankers Trust Company, as trustee (the "13% Series B Notes" and together with the 13% Notes, the "Senior Notes"). This letter incorporates by reference the term sheet (the "Term Sheet") attached as Exhibit "A" hereto.

          Upon our countersignatures hereto, this letter constitutes (a) a statement of our agreement as follows, so long as an Event of Termination shall not have occurred: (i) to effect the restructuring as reflected in the Term Sheet (the "Restructuring") to the fullest extent permitted by law, whether in connection with or outside a bankruptcy proceeding, and, in the event a bankruptcy proceeding with respect to the Company is commenced, to file (as to the Company and its affiliates) and to support a plan of reorganization embodying the restructuring (a "Plan") and to cooperate to obtain confirmation and consummation of a Plan, subject to the terms and conditions set forth therein; (ii) to proceed diligently with all reasonable effort to negotiate and execute the definitive documents required to carry out the intent of the Restructuring; and (iii) to undertake to cause companies directly or indirectly owned by the Company or by the individual signatories to proceed diligently and with all reasonable effort to consummate all transactions contemplated by the Term Sheet to which they may be a party; and (b) a statement of the agreement of each of the Majority Noteholders and Wilshire Real Estate Investment Trust, Inc. ("WREIT"), so long as an Event of Termination shall not have occurred, (i) to sell or transfer its holdings of Senior Notes, in whole or in part, only to an entity that has agreed to be bound hereby; and (ii) to provide written directions to the indenture trustees for the Senior Notes in the form annexed hereto as Exhibits A and B. As used herein, "Event of Termination" shall mean:
(i) breach by Andrew A. Wiederhorn, Lawrence A. Mendelsohn, WFSG or any affiliate or the Majority Noteholders of any obligation hereunder or under the Term Sheet; (ii) any material adverse change in the business or financial condition of the Company from the dates hereof as compared to consolidated and consolidating financial projections of WFSG, covering the 6 month period beginning December 1, 1998, to be designated in writing by WFSG and the Majority Noteholder's financial advisors and delivered to the Company and the Majority Noteholders; and (iii) failure to provide documentation and due diligence satisfactory to the Majority Noteholders, or to satisfy any other condition to the Restructuring, as set forth in the Term Sheet.

          You agree to keep this letter and the Term Sheet confidential, with disclosure on a need to know, confidential basis only to your legal and financial advisors, and you acknowledge that this letter and the Term Sheet shall be considered to be "confidential" (or words of similar import); provided, however, that you may make a public announcement regarding the execution of this letter shortly after such execution and comply with Federal securities law and similar reporting requirements as determined to be necessary by the Company's counsel.

          This agreement shall be governed by the laws of the state of New York, without regard to the conflict of law provisions thereof.

          Please confirm your acceptance of and agreement to the foregoing by signing this letter where indicated below. This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                          Very truly yours,

                          CAPITAL RESEARCH AND MANAGEMENT
                          COMPANY, on behalf of:
                                 The Income Fund of America, Inc.
                                 The Bond Fund of America, Inc.
                                 American Variable Insurance Series - High Yield
                          Bond   Fund
                                 Anchor Pathway Fund - High Yield Bond Fund


                          By:    s/
                                 --

                                 Name:   Paul G. Haaga, Jr.
                                 --------------------------
                                 Title:  Executive Vice President
                                 --------------------------------


                          CAPITAL GUARDIAN TRUST COMPANY,
                          on behalf of the following accounts: 9500, 012, 002, 2894 and 2905

                          By:    s/
                                 --

                                 Name:   Peter C. Kelly
                                 ----------------------
                                 Title:  Vice President
                                 ----------------------

                          RYBACK MANAGEMENT CORPORATION


                          By:    s/
                                 --

                                 Name:   Eric Ryback
                                 -------------------
                                 Title:  President
                                 -----------------

                    The undersigned as investment advisor to various client accounts with regard to the Restructuring of WFSG, hereby confirms and accepts on behalf of such clients the documents attached hereto which may include, but not necessarily be limited to, letter agreements and term sheets.

                          AMERICAN EXPRESS FINANCIAL CORP.


                          By:    s/
                                 --

                                 Name:   Frederick C. Quirsfeld
                                 ------------------------------
                                 Title:  Senior Vice President - Fixed Income
                                 --------------------------------------------

As  Noteholder,  but  not  as
as member of the  Unofficial
Committee  of  Senior
Noteholders.

WILSHIRE REAL ESTATE INVESTMENT TRUST INC.


By:   s/
      --
      Name:  Lawrence A. Mendelsohn
      -----------------------------
      Title: President
      ----------------

Agreed and accepted:

WILSHIRE FINANCIAL SERVICES GROUP INC.


By:   s/
      --

      Name:  Andrew A. Wiederhorn
      ---------------------------
      Title: Chairman and Chief Executive Officer
      -------------------------------------------

                              UNOFFICIAL COMMITTEE
                                       OF
                        WILSHIRE FINANCIAL SERVICES GROUP
                               SENIOR NOTEHOLDERS

                                November 23, 1998


CONFIDENTIAL
------------

Andrew A. Wiederhorn
c/o Wilshire Financial Services Group Inc.
1776 SW Madison Street
Portland, OR 97205

Lawrence A. Mendelsohn
c/o Wilshire Financial Services Group Inc.
1776 SW Madison Street
Portland, OR 97205

          Re:
Wilshire Financial Services Group Inc.
--------------------------------------

Ladies/Gentlemen:

          This letter is submitted by the signatories hereto, who comprise the Unofficial Committee of Senior Noteholders of Wilshire Financial Services Group Inc., a Delaware corporation ("WFSG" or the "Company"), in our capacity as holders or representatives of a majority of the 13% Notes due 2004 of WFSG (the "Majority Noteholders") issued pursuant to an indenture, dated as of December 24, 1996, between WFSG and Bankers Trust Company, a New York banking corporation, as trustee (the "13% Notes") and the 13% Series B Notes due 2004 issued pursuant to an indenture, dated as of August 15, 1997, between WFSG and Bankers Trust Company, as trustee (the "13% Series B Notes" and together with the 13% Notes, the "Senior Notes"). This letter incorporates by reference the term sheet (the "Term Sheet") attached as Exhibit "A" hereto.

          Upon our countersignatures hereto, this letter constitutes (a) a statement of our agreement as follows, so long as an Event of Termination shall not have occurred, to cause the Company: (i) to effect the restructuring as reflected in the Term Sheet (the "Restructuring") to the fullest extent permitted by law, whether in connection with or outside a bankruptcy proceeding, and, in the event a bankruptcy proceeding with respect to the Company is commenced, to file (as to the Company and its affiliates) and support a plan of reorganization embodying the restructuring (a "Plan") and to cooperate to obtain confirmation and consummation of a Plan, subject to the terms and conditions set forth therein; and (ii) to proceed diligently with all reasonable effort to negotiate and execute the definitive documents required to carry out the intent of the Restructuring; (b) a statement of agreement by each of Andrew A. Wiederhorn and Lawrence A. Mendelsohn to cause the Company, companies directly or indirectly owned by the Company, companies directly or indirectly owned by them as individuals or companies directly or indirectly under their control, to proceed diligently and with all reasonable effort to consummate all transactions contemplated by the Term Sheet; and (c) a statement of the agreement of each of the Majority Noteholders and Wilshire Real Estate Investment Trust, Inc. ("WREIT"), so long as an Event of Termination shall not have occurred, (i) to sell or transfer its holdings of Senior Notes, in whole or in part, only to an entity that has agreed to be bound hereby; and (ii) to provide written directions to the indenture trustees for the Senior Notes in the form annexed hereto as Exhibits A and B. As used herein, "Event of Termination" shall mean:
(i) breach by Andrew A. Wiederhorn, Lawrence A. Mendelsohn, WFSG or any affiliate or the Majority Noteholders of any obligation hereunder or under the Term Sheet; (ii) any material adverse change in the business or financial condition of the Company from the dates hereof as compared to consolidated and consolidating financial projections of WFSG, covering the 6 month period beginning December 1, 1998, to be designated in writing by WFSG and the Majority Noteholder's financial advisors and delivered to the Company and the Majority Noteholders; and (iii) failure to provide documentation and due diligence satisfactory to the Majority Noteholders as set forth in the Term Sheet.

          You agree to keep this letter and the Term Sheet confidential, with disclosure on a need to know, confidential basis only to your legal and financial advisors, and you acknowledge that this letter and the Term Sheet shall be considered to be "confidential" (or words of similar import); provided, however, that you may make a public announcement regarding the execution of this letter shortly after such execution and comply with Federal securities law and similar reporting requirements as determined to be necessary by the Company's counsel.

          This agreement shall be governed by the laws of the state of New York, without regard to the conflict of law provisions thereof.

          Please confirm your acceptance of and agreement to the foregoing by signing this letter where indicated below. This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                          Very truly yours,

                          CAPITAL RESEARCH AND MANAGEMENT
                          COMPANY, on behalf of:
                                 The Income Fund of America, Inc.
                                 The Bond Fund of America, Inc.
                                 American Variable Insurance Series - High Yield
                                   Bond Fund
                                 Anchor Pathway Fund - High Yield Bond Fund


                          By:    s/
                                 --

                                 Name:   Paul G. Haaga, Jr.
                                 --------------------------
                                 Title:  Executive Vice President
                                 --------------------------------


                          CAPITAL GUARDIAN TRUST COMPANY,
                          on behalf of the following accounts: 9500, 012, 002, 2894 and 2905

                          By:    s/
                                 --

                                 Name:   Peter C. Kelly
                                 ----------------------
                                 Title:  Vice President
                                 ----------------------

                          RYBACK MANAGEMENT CORPORATION


                          By:    s/
                                 --

                                 Name:   Eric Ryback
                                 -------------------
                                 Title:  President
                                 -----------------

                    The undersigned as investment advisor to various client accounts with regard to the Restructuring of WFSG, hereby confirms and accepts on behalf of such clients the documents attached hereto which may include, but not necessarily be limited to, letter agreements and term sheets.

                          AMERICAN EXPRESS FINANCIAL CORP.


                          By:    s/
                                 --

                                 Name:   Frederick C. Quirsfeld
                                 ------------------------------
                                 Title:  Senior Vice President - Fixed Income
                                 --------------------------------------------

As  Noteholder,  but  not  as
as member of the  Unofficial
Committee  of  Senior
Noteholders.

WILSHIRE REAL ESTATE INVESTMENT TRUST INC.

By:   s/
      --
      Name:  Lawrence A. Mendelsohn
      -----------------------------
      Title: President
      ----------------

Agreed and accepted:

      s/
      --
      Andrew A. Wiederhorn
      --------------------

      s/
      --
      Lawrence A. Mendelsohn
      ----------------------


                        WILSHIRE FINANCIAL SERVICES GROUP

                                   Term Sheet

Financial Restructuring of the 13% Notes due 2004 and the 13% Series B Notes due 2004 (collectively, the "Senior Notes")

Issuer:                       Wilshire Financial Services Group Inc.("WFSG")

Conditional Forbearance:      Holders of 50% or more of the principal  amount of
                              Senior   Notes  agree  to  direct  the   indenture
                              trustees to forbear from exercising any remedies arising from scheduled known defaults existing as of acceptance of this Term Sheet by WFSG (the
                              "Forbearance"), subject to stock pledges described below and WFSG and all affiliates agreeing to be bound by this Term Sheet, and to consummate the transactions contemplated hereby (the "Prepack").
                              The Forbearance shall terminate upon any breach of this Term Sheet (including, without limitation, all deadlines set forth under "Timing" below) or the letter agreement to which it is attached.

Transaction Structure:        Senior Notes Exchanged for Common Stock:

                              - 100 % of the principal amount of Senior Notes and other pari passu unsecured debt, if any, exchanged for 8.75 million shares of the new common stock of WFSG (the "New Stock").

                               - All existing common stock of WFSG or options, warrants or other existing forms of securities convertible into common stock of WFSG ("Existing Stock") shall be extinguished, provided, however, upon mutual agreement of WFSG and the Senior Note Majority (as defined below), holders of Existing Stock may receive dilutive shares of New Stock in lieu of the Series 1 and Series 2 warrants (as defined below) if necessary to insure sufficient numerosity of holders of the New Stock following the Restructuring.

                                -  Existing  common  shareholders   receive  two
                                   warrants ("Series 1" and "Series 2"), with the following material terms:



                                                Series 1           Series 2
--------------------------------------------   ----------------  ---------------
Term                                              3 years           5 years1
--------------------------------------------   ----------------  ---------------
Shares of common stock issued on exercise         500,000           750,000
--------------------------------------------   ----------------  ---------------
Exercise Price Per Share                        P/8,750,000      (P+1)/8,750,000
--------------------------------------------   ----------------  ---------------


P = Principal amount of debt plus accrued interest on the consummation date of the transaction converted into common stock.

I = Amount of interest that would have accrued on the Senior Notes up to the first day of the month of the exercise date had the Senior Notes not been converted into common stock in the restructuring transaction.



Existing Equity Interests:         Within  30 days of the  consummation  date of
                                   the transaction, any shareholder may purchase his/her pro-rata share of the New Stock at a price per share which is 97% of the Series 1 warrant exercise price. All cash so raised shall redeem, pro-rata, New Stock allocated to unsecured creditors.

Management Compensation/Stock      Management  compensation or severance  terms,
Options:                           as applicable,  to be acceptable  Options: to
                                   the Senior Note Majority. Stock options of up
                                   to a maximum  percentage of the fully diluted
                                   post-restructuring  common  stock of WFSG may
                                   be  granted  by the new  board to  continuing
                                   employees with pricing,  vesting and exercise
                                   terms  to be  determined.  If  granted,  such
                                   options  shall  be on terms  reflective  of a
                                   policy  of  rewarding  the   contribution  of
                                   management   to   the   long-term   financial
                                   performance of the Company and shall be consistent with employee incentive programs for similarly situated companies.

Board: Board to be comprised of 7 members, 5 to be appointed by holders of the Senior Notes in connection with the restructuring transaction and the other 2 to be Andrew A. Wiederhorn and Lawrence A. Mendelsohn. The Majority Noteholders shall give due consideration to creating two (2) additional seats on the Board to be filled by current, independent directors of the Company.

Restricted Transactions:           In addition  to and without  waiver of any of
                                   the  covenants   contained  in  each  of  the
                                   indentures, as supplemented, no incurrence of
                                   indebtedness  other than as  reflected in the
                                   consolidated  and   consolidating   financial
                                   projections of WFSG (as further  described in
                                   the attached letter  agreement,  paragraph 2,
                                   definition  of  an  "Event  of  Termination",
                                   sub-section (ii) (the "Agreed Projections")),
                                   without  the  approval  of the holders of the
                                   Senior  Notes  representing  more than 50% of
                                   the   principal   amount  (the  "Senior  Note
                                   Majority").   Indenture  covenants  governing
                                   affiliate   transactions   remain  in  effect
                                   except, where such covenants require the approval of disinterested directors, such covenants shall also require approval of the Senior Note Majority.

Pledge of Bank Stock:              In connection  with granting the  Forbearance
                                   and  agreeing  to be bound by the Term Sheet,
                                   WFSG shall grant a first priority pledge (the
                                   "WAC   Pledge")  of  the  stock  of  Wilshire
                                   Acquisition  Corporation (the "WAC Stock") in
                                   favor of the Senior  Notes  with such  pledge
                                   terminating   upon    consummation   of   the
                                   restructuring transaction; provided, however,
                                   that if in the written  opinion of counsel to
                                   WFSG  such  pledge  would   violate  laws  or
                                   regulations governing the operations of First
                                   Bank of Beverly Hills F.S.B.  ("First Bank"),
                                   then  WFSG  shall  agree,   in  lieu  of  the
                                   foregoing,   not  to   transfer,   pledge  or
                                   encumber  all or any portion of the WAC Stock
                                   (the  "WAC   Negative   Pledge");   provided,
                                   further,  however,  that the WAC Pledge shall
                                   be  released if an Event of  Termination  (as
                                   such term is defined in the letter  agreement
                                   attached  to this  Term  Sheet)  occurs  as a
                                   result   of  a   breach   by   the   Majority
                                   Noteholders  of an  obligation  hereunder  (a
                                   "Bondholder  Breach  Termination").  The  WAC
                                   Pledge  and the WAC Stock  shall be held in a
                                   mutually  acceptable  escrow  account with an
                                   independent  escrow  agent for the benefit of
                                   the parties  hereto.  Upon the effective date
                                   of the  restructuring  or  upon a  Bondholder
                                   Breach Termination (as
                                   determined    by   a   court   of   competent
                                   jurisdiction    (or    mutually    acceptable
                                   arbitrator)),  the  WAC  Pledge  and  the WAC
                                   Stock  shall be  returned  to  WFSG.  Upon an
                                   Event of Termination  other than a Bondholder
                                   Breach  Termination,  or if the restructuring
                                   does not occur within 180 days after the date
                                   hereof, physical possession of the WAC Pledge
                                   and the WAC Stock shall be  delivered  to the
                                   indenture  trustee  for  the  benefit  of the
                                   holders  of  the  Senior   Notes;   provided,
                                   however,   that  if  physical  possession  is
                                   delivered  solely by reason of the passage of
                                   180 days, and a Bondholder Breach Termination
                                   (but no  other  Event of  Termination)  shall
                                   thereafter   occur,   then  the  Senior  Note
                                   Majority shall instruct the indenture trustee to release the WAC Pledge and return the WAC
                                   Stock to WFSG.

Pledge of WREIT Stock:             In connection  with granting the  Forbearance
                                   and  agreeing  to be bound by the Term Sheet,
                                   WFSG shall grant a first priority pledge (the
                                   "WREIT Pledge") of the stock of Wilshire Real
                                   Estate  Investment  Trust Inc.  ("WREIT")  in
                                   favor of the Senior  Notes  with such  pledge
                                   terminating   upon    consummation   of   the
                                   restructuring transaction; provided, however,
                                   that the WREIT Pledge shall be released if an
                                   Event of Termination (as such term is defined
                                   in the letter agreement attached to this Term
                                   Sheet)  occurs as a result of a breach by the
                                   Majority   Noteholders   of   an   obligation
                                   hereunder.  The WREIT Pledge and the stock of
                                   WREIT shall be held in a mutually  acceptable
                                   escrow  account  with an  independent  escrow
                                   agent for the benefit of the parties  hereto.
                                   Upon the effective date of the  restructuring
                                   or upon a Bondholder  Breach  Termination (as
                                   determined    by   a   court   of   competent
                                   jurisdiction    (or    mutually    acceptable
                                   arbitrator)),  the WREIT Pledge and the stock
                                   of WREIT shall be  returned to WFSG.  Upon an
                                   Event of Termination  other than a Bondholder
                                   Breach  Termination,  or if the restructuring
                                   does not occur within 180 days after the date
                                   hereof,  physical  possession  of  the  WREIT
                                   Pledge  and  the  stock  of  WREIT  shall  be
                                   delivered  to the  indenture  trustee for the
                                   benefit of the  holders of the Senior  Notes;
                                   provided,    however,    that   if   physical
                                   possession  is delivered  solely by reason of
                                   the  passage  of 180 days,  and a  Bondholder
                                   Breach  Termination  (but no  other  Event of
                                   Termination) shall thereafter occur, then the
                                   Senior  Note  Majority   shall  instruct  the
                                   indenture trustee to release the WREIT Pledge and return the stock of WREIT to WFSG.

DIP Financing:                     Provided  that:  (i) WFSG shall  have  timely
                                   obtained  the  requisite  formal  consents of
                                   holders of the Senior Notes to the conditions
                                   of the  Prepack;  (ii)  neither  WFSG nor any
                                   affiliate  is  otherwise  in  default  of its
                                   obligations  hereunder  or under  any  letter
                                   agreement   to  which   the  Term   Sheet  is
                                   attached;  and (iii) WFSG seeks  approval  of
                                   debtor  in  possession   financing  on  terms
                                   otherwise   acceptable  to  the  Senior  Note
                                   Majority  (the  "Approved  DIP   Financing"),
                                   then, if
                                   required  by the lender of the  Approved  DIP
                                   Financing,   each  of  the  WAC   Pledge  (if
                                   applicable)  and the  WREIT  Pledge  shall be
                                   subordinated, and the WAC Negative Pledge (if
                                   applicable)   shall  be   waived  as  to  the
                                   Approved DIP Financing in an amount not to exceed the amount reflected in the Agreed
                                   Projections.

Tax Attributes:                    To the extent not inconsistent with the other
                                   terms hereof, the parties agree to structure the transaction in a way which preserves favorable tax attributes of WFSG to the fullest reasonable extent.

Consolidation of WCC:              Acquisition  of Wilshire  Credit  Corporation
                                   ("WCC") or its business assets by a new subsidiary of WFSG on terms acceptable to the Senior Note Majority.

Restructuring of CCI Loan:         Restructuring  of  the   approximately   $155
                                   million   loan  by  CCI  to  WCC  (the   "CCI
                                   Restructuring") on terms acceptable to the Senior Note Majority.

                                   Renegotiation (or approval) of current terms of all affiliate servicing/subservicing agreements on terms satisfactory to the Senior Note Majority.


Due Diligence:                     Final   agreement   subject   to   definitive
                                   documentation   and   continued   legal   and
                                   financial  due diligence by holders of Senior
                                   Notes and their advisors. Full access to management and books and records of WFSG, WCC, WREIT, First Bank, and all affiliates.


Reorganization/Recapitalization    All      further       discussions       with
Discussion:                        strategic/financial  partners  to take  place
                                   with  participation of advisors to the Senior
                                   Note Majority. The Company will share all offers, correspondence or other information in connection with such discussions with the Senior Note Majority and their advisors.


Releases:                          Mutual releases among holders of Senior Notes
                                   and  their  advisors,  WFSG,  WCC,  Andrew A.
                                   Wiederhorn, Lawrence A. Mendelsohn and CCI effective upon consummation of Prepack.


Timing:                            1.  Agreement  on Term  Sheet no  later  than
                                       Monday, November 23, 1998.

                                          2.   Designation and delivery of the
                                               Agreed Projections no later than
                                               December 1, 1998.

                                          3.   Draft Restructuring documentation
                                               to be circulated  no  later  than
                                               Friday, December 4, 1998.

                                          4.   Solicitation period to begin
                                               December 19, 1998.

                                          5.   Solicitation period to  conclude
                                               by  January 19, 1999.

                                          6.   Prepack filing (if required) no
                                               later than January 20,  1999,
                                               with day one request to shorten
                                               notice of confirmation hearing.

                                          7.   Plan  confirmation (if  required)
                                               by  February 1, 1999.

                                          8.   Effective date of Restructuring
                                               no later than February 11, 1999.


                                   All dates subject to extension only by mutual agreement of the Senior Note Majority and WFSG.


                                    EXHIBIT A

                              UNOFFICIAL COMMITTEE
                                       OF
                        WILSHIRE FINANCIAL SERVICES GROUP
                               SENIOR NOTEHOLDERS


                                November 23, 1998



CONFIDENTIAL
------------

Bankers Trust Company
4 Albany Street
New York, New York 10006

Attention: Corporate Trust & Agency Group

                                                                             Re:

13% Notes  due 2004  issued by  Wilshire  Financial  Services  Group  Inc.  (the
"Notes")

Ladies/Gentlemen:

     This letter is submitted by the signatories hereto, who comprise the Unofficial Committee of Senior Noteholders of Wilshire Financial Services Group Inc., a Delaware corporation ("WFSG" or the "Company"), in our capacity as holders or representatives of a majority of the 13% Notes due 2004 of WFSG (the "Majority Noteholders") issued pursuant to an indenture, dated as of December 24, 1996 (the "13% Note Indenture"), between WFSG and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The amount of notes issued under the 13% Note Indenture which are held, represented or advised by the Majority Noteholders is provided on Schedule 1 attached hereto.

     Under  Section  316 of the  Trust  Indenture  Act of 1939 and  pursuant  to
Section 5.12 of the 13% Note Indenture, we the Majority Noteholders hereby direct the Trustee not to exercise any remedies with respect to defaults resulting from breaches of the following covenants: (i) Section 9.9, "Net Worth Maintenance"; (ii) Section 9.10 (a), the Leverage Ratio restriction; (iii) existing defaults under Section 9.10 (b) by reason of the Company's guarantee of the indebtedness of WCC pursuant to the Guaranty, dated October 15, 1998, by WFSG and WREIT for the benefit of CCI and entry in to the Pledge and Security Agreement, dated October 15, 1998, by WFSG for the benefit of CCI; and (iv)
Section 9.10 (d) due to Subsidiary guarantees of Guaranteed Indebtedness by reason of the Guarantee, dated October 15, 1998, by Andrew A. Wiederhorn, Lawrence Mendelsohn, Wilshire Leasing Limited, Wilshire Properties 1 Incorporated, Wilshire Properties 2 Incorporated, Portland Servicing Corporation, and Wilshire Securities Corporation to and for the benefit of CCI; and (v) Section 9.14, "Limitations on Transactions with Affiliates" by reason of the transactions described in Item 11 to the Company's unaudited financial statements for the nine month period ended September 30, 1998.

     Please be on notice that, upon the occurrence of an Event of Termination as that term is defined in the attached Term Sheet, dated November 23, 1998, between the Unofficial Committee of Senior Noteholders of WFSG, Wilshire Real Estate Investment Trust Inc., the Company and the individuals named therein, this direction may be terminated by written notice of the holders of a majority of the 13% Notes due 2004. This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                             Very truly yours,

                             CAPITAL RESEARCH AND MANAGEMENT
                             COMPANY, on behalf of:
                                 The Income Fund of America, Inc.
                                 The Bond Fund of America, Inc.
                                 American Variable Insurance Series - High Yield Bond Fund

                                 By:      s/
                                          --

                                          Name:   Paul G. Haaga, Jr.
                                          --------------------------
                                          Title:  Executive Vice President
                                          --------------------------------


                             RYBACK MANAGEMENT CORPORATION


                                 By:      s/
                                          --

                                          Name:   Eric Ryback
                                          -------------------
                                          Title:  President
                                          -------------------

                                The undersigned as investment advisor to various client accounts with regard to the Restructuring of WFSG, hereby confirms and accepts on behalf of such clients the documents attached hereto which may include, but not necessarily be limited to, letter agreements and term sheets.

                             AMERICAN EXPRESS FINANCIAL CORP.

                                 By:      s/
                                          --

                                          Name:  Frederick C. Quirsfeld
                                          -----------------------------

                                          Title: Senior Vice President - Fixed
                                                 Income
                                          ------------------------------------


                                   SCHEDULE I

                     Wilshire Financial Services Group Inc.

                               13% Notes due 2004
                 Cusip: 971867 - AA - 4 Outstanding: $84,245,000



Noteholder                              Principal Amount     Percentage of Total
-------------------------------------   -----------------   --------------------

American Express Financial Advisors         $19,000,000              22.6%

Capital Research and Management Co.          13,500,000              16.0

Lindner Dividend Fund                        10,000,000              11.9
-------------------------------------   -----------------    -------------------

Total                                       $42,500,000              50.4%
------------------------------------    -----------------    -------------------




                                    EXHIBIT B


                              UNOFFICIAL COMMITTEE
                                       OF
                        WILSHIRE FINANCIAL SERVICES GROUP
                               SENIOR NOTEHOLDERS


                                November 23, 1998



CONFIDENTIAL
------------

Bankers Trust Company
4 Albany Street
New York, New York 10006

Attention: Corporate Trust & Agency Group


                                                                             Re:


13% Series B Notes due 2004 issued by Wilshire Financial Services Group Inc. (the "Notes")

Ladies/Gentlemen:

     This letter is submitted by the signatories hereto, who comprise the Unofficial Committee of Senior Noteholders of Wilshire Financial Services Group Inc., a Delaware corporation ("WFSG" or the "Company"), in our capacity as holders or representatives of a majority of the 13% Series B Notes due 2004 of WFSG (the "Majority Noteholders") issued pursuant to an indenture, dated as of August 15, 1997 (the "13% Series B Note Indenture"), between WFSG and Bankers Trust Company, a New York banking corporation, as trustee ("the Trustee"). The amount of notes issued under the 13% Series B Note Indenture which are held, represented or advised by the Majority Noteholders is provided on Schedule 1 attached hereto.

     Under  Section  316 of the  Trust  Indenture  Act of 1939 and  pursuant  to
Section 5.12 of the 13% Series B Note Indenture, we the Majority Noteholders hereby direct the Trustee not to exercise any remedies with respect to defaults resulting from breaches of the following covenants: (i) Section 9.9, "Net Worth Maintenance"; (ii) Section 9.10 (a), the Leverage Ratio restriction; (iii) existing defaults under Section 9.10 (b) by reason of the Company's guarantee of the indebtedness of WCC pursuant to the

Guaranty, dated October 15, 1998, by WFSG and WREIT for the benefit of CCI and entry in to the Pledge and Security Agreement, dated October 15, 1998, by WFSG for the benefit of CCI; and (iv) Section 9.10 (d) due to Subsidiary guarantees of Guaranteed Indebtedness by reason of the Guarantee, dated October 15, 1998, by Andrew A. Wiederhorn, Lawrence Mendelsohn, Wilshire Leasing Limited, Wilshire Properties 1 Incorporated, Wilshire Properties 2 Incorporated, Portland Servicing Corporation, and Wilshire Securities Corporation to and for the benefit of CCI; and (v) Section 9.14, "Limitations on Transactions with Affiliates" by reason of the transactions described in Item 11 to the Company's unaudited financial statements for the nine month period ended September 30, 1998.

     Please be on notice that, upon the occurrence of an Event of Termination as that term is defined in the attached Term Sheet, dated November 23, 1998, between the Unofficial Committee of Senior Noteholders of WFSG, Wilshire Real Estate Investment Trust Inc., the Company and the individuals named therein, this direction may be terminated by written notice of the holders of a majority of the 13% Series B Notes due 2004.

     This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                             Very truly yours,

                             CAPITAL RESEARCH AND MANAGEMENT
                             COMPANY, on behalf of:
                                 The Income Fund of America, Inc.
                                 The Bond Fund of America, Inc.
                                 American Variable Insurance Series - High Yield Bond Fund
                                 Anchor Pathway Fund - High Yield Bond Fund


                                 By:      s/
                                          --

                                          Name:   Paul G. Haaga, Jr.
                                          --------------------------
                                          Title:  Executive Vice President
                                          --------------------------------


                             CAPITAL GUARDIAN TRUST COMPANY, on behalf of the following accounts: 9500, 012, 002, 2894 and 2905


                                 By:      s/
                                          --

                                          Name:   Peter C. Kelly
                                          ----------------------
                                          Title:  Vice President
                                          ----------------------

                             WILSHIRE REAL ESTATE INVESTMENT TRUST INC.

                                 By:      s/
                                          --

                                          Name:   Lawrence A. Mendelsohn
                                          ------------------------------
                                          Title:  President
                                          ------------------------------

                                The undersigned as investment advisor to various client accounts with regard to the Restructuring of WFSG, hereby confirms and accepts on behalf of such clients the documents attached hereto which may include, but not necessarily be limited to, letter agreements and term sheets.

                             AMERICAN EXPRESS FINANCIAL CORP.

                                 By:      s/
                                          --

                                          Name:  Frederick C. Quirsfeld
                                          -----------------------------

                                          Title: Senior Vice President - Fixed
                                                 Income
                                          ------------------------------------



                                   SCHEDULE I

                     Wilshire Financial Services Group Inc.

                           13% Series B Notes due 2004
                Cusip: 971867 - AE - 6 Outstanding: $100,000,000



Noteholder                                 Principal Amount  Percentage of Total
------------------------------------------ ----------------  -------------------

Capital Research and Management Co.            $31,600,000           31.6%

American Express Financial Advisors             21,200,000           21.2

Wilshire Real Estate Investment Trust Inc.      20,000,000           20.0
------------------------------------------ ----------------- -------------------

Total                                          $72,800,000           72.8%
------------------------------------------ ----------------- -------------------